UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12.

DOCUMENT SECURITY SYSTEMS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies.

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

DOCUMENT SECURITY SYSTEMS, INC.

200 CANAL VIEW BOULEVARD, SUITE 300

ROCHESTER, NEW YORK 14623

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 4, 2020

The following Notice of Change of Location of Special Meeting of Stockholders (this “Notice”) supplements and relates to the original Notice of Special Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of Document Security Systems, Inc. (the “Company”), dated March 27, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held on Monday, May 4, 2020. This Notice is being filed with the Securities and Exchange Commission (“SEC”) and is being made available to shareholders on or about April 17, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION
WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 4, 2020

To our Stockholders:

Due to the rapidly evolving public health concerns relating to the coronavirus, or COVID-19, NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Stockholders (the “Special Meeting”) of Document Security Systems, Inc. (the “Company”) has been changed. As previously announced, the Special Meeting will be held on Monday, May 4,, 2020 at 9:00 a.m. Central Time. The location of Special Meeting has been changed to 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354.

As described in the proxy statement for the Special Meeting previously distributed, you are entitled to participate in and vote at the Special Meeting if you were a shareholder of record as of the close of business on April 3, 2020, which is the record date for the Special Meeting, or hold an appropriate legal proxy for the meeting provided by your broker, bank or other nominee.

Whether or not you plan to attend the Special Meeting, we urge you to vote and submit their proxy advance of the Special Meeting by one of the methods described in the proxy statement. The proxy card included with the proxy statement previously distributed will not be updated to reflect the information provided above and may continue to be used to vote your shares in connection with the Special Meeting. If you have previously submitted a proxy using one of the methods described in the proxy statement and proxy card, you vote will be counted and you do not need to submit a new proxy or vote at the Special Meeting, although you may change or revoke your vote by attending the Special Meeting or by one of the other methods described in the proxy statement.

On behalf of the Board of Directors,

/s/ Frank D. Heuszel
Frank D. Heuszel
Chief Executive Officer
April 17, 2020

The Company’s proxy materials include the Notice of Special Meeting of Stockholders, proxy statement, and proxy card. These materials are available free of charge at www.proxyvote.com. You can contact our corporate headquarters, at (585) 325-3610, or send a letter to: Investor Relations, Document Security Systems, Inc., 200 Canal View Boulevard, Suite 300, Rochester, New York 14623, with any questions about proposals described in the proxy statement or how to execute your vote.

WHETHER OR NOT YOU PLAN ON ATTENDING THE SPECIAL MEETING IN PERSON, PLEASE VOTE USING THE PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

Document Security Systems, Inc. Announces Location Change
of Special Meeting of Stockholders To Be Held On May 4, 2020

ROCHESTER, N.Y., April 17, 2020 (GLOBE NEWSWIRE) — Document Security Systems, Inc. (DSS or the “Company”) (NYSE American: DSS), a leader in anti-counterfeit, authentication and consumer engagement technologies today announced notice of a change in location of its Special Meeting of Stockholders to be held on Monday, May 4, 2020 at 9:00 a.m. Central Time (the “Special Meeting”). Due to the rapidly evolving public health concerns relating to the coronavirus, or COVID-19, and the closure of the original venue for the Special Meeting, the location of Special Meeting has been changed to 32731 Egypt Lane, Suite 602, Magnolia, Texas 77354.

The purpose of the Special Meeting is to consider and vote on certain a proposal relating to an amendment to the Company’s certificate of incorporation to effect a reverse split of its common stock by a ratio of 1-for-30 (the “Reverse Split”) and on such other business as may properly come before the Special Meeting or any adjournment thereof. Further information regarding the change of location of the Special Meeting can be found in the Notice of Change of Location of Special Meeting of Stockholders filed by DSS with the Securities and Exchange Commission on April 17, 2020.

As described in the proxy statement for the Special Meeting previously distributed, DSS shareholders are entitled to participate in and vote at the Special Meeting if they were a shareholder of record as of the close of business on April 3, 2020, or hold an appropriate legal proxy for the meeting provided by their broker, bank or other nominee. Whether or not a shareholder plans to attend the Special Meeting, DSS urges its shareholders to vote and submit their proxy in advance of the Special Meeting by one of the methods described in the proxy statement. The proxy card included with the proxy statement previously distributed will not be updated to reflect the information provided above and may continue to be used to vote your shares in connection with the Special Meeting. If you have previously submitted a proxy using one of the methods described in the proxy statement and proxy card, you vote will be counted and you do not need to submit a new proxy or vote at the Special Meeting, although you may change or revoke your vote by attending the Special Meeting or by one of the other methods described in the proxy statement.

DSS shareholders who have questions about the proxy statement tor voting their shares should contact The Proxy Advisory Group, LLC, which is assisting with the solicitation of proxies, at:

The Proxy Advisory Group, LLC

18 East 41st Street, Suite 2000

New York, New York 10017

1-212-616-2180

About Document Security Systems, Inc. (DSS)

For over 15 years, DSS has protected corporations, financial institutions, and governments from sophisticated and costly fraud. DSS’ innovative anti-counterfeit, authentication, and brand protection solutions are deployed to prevent attacks which threaten products, digital presence, financial instruments, and identification. AuthentiGuard®, the company’s flagship product, provides authentication capability through a smartphone application so businesses can empower a wide range of employees, supply chain personnel, and consumers to track their brands and verify authenticity. For more information on DSS visit http://www.dsssecure.com.